                                                          Exhibit 10.6

                          AMENDMENT NO. 2 TO
                 16% SENIOR UNSECURED PROMISSORY NOTE

     Reference is hereby made to that certain Promissory Note dated December 10,
2002, as amended to date (the "NOTE"), issued by Alpha Hospitality  Corporation, a Delaware  corporation (the  "COMPANY"),  to the order of Societe Generale (the
"HOLDER"), in the principal amount of $1,600,000.

     WHEREAS, an $800,000 payment is due and payable under the Note on April 15,
2003;

     WHEREAS,  the Holder has agreed to restructure the terms of this payment as provided in the Amendment below as consideration for (i) the Company's  issuance to the Holder of 10,000 shares of the Company's common stock, $.01 par value per share ("COMMON STOCK"),  (ii) the Company's payment to the Holder of $250,000 to be credited  against the outstanding  principal amount of the Note and (iii) the
Company's  payment to the Holder of all outstanding  accrued but unpaid interest on the Note (together, the "RESTRUCTURING TERMS");

     WHEREAS,  the  Holder has agreed to accept  shares of Common  Stock,  to be valued at $8.00  per  share,  for any  payments  due to the  Holder in excess of
$150,000 under the Restructuring Terms; and

     WHEREAS, the parties hereto are in discussions with respect to the exchange by the Holder of the Note for certain shares of the Company's common stock.

     NOW,  THEREFORE,  in  consideration  of the premises  and mutual  covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  AMENDMENT.  Section 3(A) of the Note is hereby amended by deleting such subsection in its entirety and inserting in its stead the following:

          "(A) The payment of the  principal on this Note shall be due in such amounts and on such payment dates (each,  a "Payment
          Date") as follows:  (i) $250,000 shall be due and payable on
          April 15, 2003, and (ii) $1,350,000 shall be due and payable on  June  15,  2003.  Accrued  interest  on the  outstanding principal  amount of this Note shall also be due and payable on each  Payment  Date.  Interest  will  accrue  on  overdue payments of  principal  and  interest at the rate of 16% per annum."

     2.  REGISTRATION  OF  SHARES.  The  Company  shall (a)  prepare  and file a registration  statement (the "REGISTRATION  STATEMENT") under the Securities Act of 1933, as amended,  relating to the resale of the shares of Common Stock to be issued to the Holder under the  Restructuring  Terms (the "SHARES"),  (b)use its best  efforts to cause such  Registration  Statement  to become  effective on or before April 30, 2003 (the "FIRST TARGET DATE"),  but in all events on or before
June 15, 2003 (the "SECOND  TARGET  DATE") and (c) use its best efforts to cause such  Registration  Statement  to  remain  effective  for a period  of two years commencing on the date such  Registration  Statement  becomes  effective or such shorter period as will terminate when all of the Shares have been disposed of by the Holder or are otherwise  available for resale pursuant to Rule 144 under the
Securities Act of 1933, as amended.  If the Registration  Statement has not been declared effective by the Securities and Exchange  Commission ( the "SEC") on or
before the First Target Date, then on the first business day following the First
Target Date the Company shall pay to the Holder the sum of $60,000 as liquidated damages for such delay. Moreover, if such Registration Statement is not declared effective  by the SEC on or before the  Second  Target  Date,  then on the first business  day  following  the Second  Target Date the  Company  shall pay to the
Holder an  additional  sum of $90,000 as  liquidated  damages  for such  further delay.

     3. GOVERNING LAW. This Amendment  shall be governed by,  enforced under and construed in accordance  with the laws of the State of New York,  without giving effect to the principles of conflicts of laws thereof.

     4.  MISCELLANEOUS.  This  Amendment  shall be binding upon and inure to the benefit of and be enforceable  by the  respective  successors and assigns of the parties  hereto.  This Amendment may be executed in any number of  counterparts, each of which shall be an original,  but all of which together shall  constitute one  instrument.  Except as amended hereby,  the Note remains  unmodified and in full force and effect.

                            [Signature Page Follows]

             [SIGANTURE PAGE TO AMENDMENT NO. 2 TO PROMISSORY NOTE]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed by the undersigned, thereunto duly authorized, as of April 14, 2003.

                                     ALPHA HOSPITALITY CORPORATION

                                     By: /s/ Scott A. Kaniewski
                                        ------------------------------------
                                        Name:  Scott A. Kaniewski
                                        Title: Chief Financial Officer

                                     SOCIETE GENERALE

                                     By: /s/ Francois Barthelemy
                                        ------------------------------------
                                        Name:  Francois Barthelemy
                                        Title: Managing Director